EXHIBIT 99.1

Sun Country Airlines March 2022

Disclaimer

This presentation has been prepared by the Company for informational purposes only and not for any other purpose. Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by the presenter or the Company or any director, employee, agent, or adviser of or the Company. This presentation does not purport to be all-inclusive or to contain all of the information you may desire.

Market Data

We include statements and information in this presentation concerning our industry ranking and the markets in which we operate, including our general expectations and market opportunity, which are based on information from independent industry organizations and other third-party sources (including a third-party market study, industry publications, surveys and forecasts). While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified any third-party information and such information is inherently imprecise. In addition, projections, assumptions and estimates of the future performance of the industry in which we operate and our future performance are necessarily subject to a high degree of uncertainty and risk due to a variety of risks. These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by us.

Cautionary Note Regarding Forward-Looking Statements

This presentation contains forward-looking statements, which involve risks and uncertainties. These forward-looking statements are generally identified by the use of forward-looking terminology, including the terms “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “likely,” “may,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. All statements other than statements of historical facts contained in this presentation, including financial guidance and projections and statements regarding our strategy, future operations, future financial position, future revenue, projected costs, prospects, plans, objectives of management and general economic trends and trends in the industry and markets are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Certain of these risks are identified and discussed in our filings with the Securities and Exchange Commission. These forward-looking statements reflect our views with respect to future events as of the date of this presentation and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this presentation.

Non-GAAP Financial Measures

This presentation includes certain non-GAAP financial measures, including Adjusted EBITDAR, Adjusted EBITDAR Margin, Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Income, Adjusted CASM and free cash flow. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative or superior to GAAP measures. You should be aware that our presentation of these measures may not be comparable to similarly-titled measures used by other companies. Please see the reconciliations included in the Appendix to this presentation

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Business Overview

Unique, Diversified Business Model

Sun Country's symbiotic business lines share assets to maximize operating leverage

Sun Country Business Line Synergies

1 Passenger Leisure
(~64% of Revenue[1])

- Unique low cost airline with focus on leisure travel
- Flexible capacity model focused on peak demand
- Greater resilience and growth opportunities than other passenger carriers

2 Charter
(~20% of Revenue[1])

- A leader in U.S. narrowbody charter
- Contracted recurring revenue with pass-through costs (including fuel)
- Large, stable customer base

3 Cargo
(~15% of Revenue[1])

- Long-term asset-light contract with pass-through costs
- High margins and cash flows
- Partnership with one of the fastest growing companies globally

Approximately 1/3 of fuel usage is paid for by charter and cargo customers

Shared Foundational Assets

Aircraft	Pilots	Shared Services
Standard fleet of 36 Boeing 737s that are used across scheduled service and charter; 12 737 Freighters used for Cargo	456[2] Pilots that serve across the entire set of assets	An already lean operation supporting the entire set of assets

1. Percentage of total revenue as of Dec 31, 2021
2. As of Dec 31, 2021

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Sun Country Route Network 5 Broad and Growing Network – No Long - Haul International Exposure ~97% of our markets are seasonal which reflects demand trends of our customer

6 Seasonal Demand Dictates Monthly Schedule Day - of - Week Capacity Determined by Demand Patterns (2) Unlike other passenger airlines, we quickly shift our capacity to focus flying when and where demand is high, resulting in higher yields 1 – Source Diio Mi 2 – Based on FY2021 data 5.00¢ 6.00¢ 7.00¢ 8.00¢ 9.00¢ 25% 50% 75% 100% Mon Tue Wed Thu Fri Sat Sun Capacity Index (% of peak day) TRASM (% of Peak Day ASMs) ( TRASM ) 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% 110.0% 120.0% ULCC SAVE SNCY Monthly seats as % of July 2021 (1) Agile Passenger Capacity Built to Capture Peak Demand Charter and Cargo operations peak in the Fall when leisure demand is weakest

Weighted Average Seat Pitch Seat Recline In - Flight Entertainment In - Seat Power Free Beverage 31” P P P P 32” P P O P 30” O O O O 30” O O O O 28” O O O O 7 We Offer A Higher Quality Product

Ancillary Revenue Growth Potential 8 Ancillary Revenue per Passenger Growth Range (1) Initiative Areas Ancillary revenue per passenger is expected to continue to grow, driven by better merchandising, new products and pricing initiatives • Enhanced Merchandising – improved offer and product presentation on suncountry.com, including bundled ancillary products • New Products – introduction of new product offerings • Pricing Optimization – improved technology enabling enhanced pricing practices, including machine learning • 3 rd Party Products – continued expansion and optimization of the 3 rd party product portfolio 1 - Includes ancillary and other revenue per passenger 2 - There can be no assurance that projections or estimates of future performance will be realized $21.70 $33.14 $40.53 $42.89 2018 2019 2020 2021 2024E $2 to $5 per pax of upsize 2

Differentiated, Leading Charter Business… • High growth and high margin market leader in narrow - body charter market • Only U.S. scheduled passenger airline with a meaningful charter business • Scheduled seamlessly with passenger business • Contract based business provides recurring revenues • Pass - through fuel and other costs • Largely insulated from economic cycles 9 Overview Charter Revenue per Block Hour $8,767 $8,793 $8,101 $8,508 2018 2019 2020 2021 Return of track charter flying that had stopped during COVID is underway NCAA and professional sports, casino/VIP, US military, among other customers COVID recovery underway

…Coupled With Unique, Stable Cargo Business… 10 • 12 Boeing 737 - 800 freighter aircraft operated on behalf of Amazon (Amazon owns the aircraft) • 10 year contract, initial term six years and two, two - year extension options • Generates strong cash flow with significant revenues, shared costs (including fuel pass - through) and minimal ongoing capex • Since contract was signed with Amazon in 2019, all of Amazon’s new 737 cargo aircraft have been assigned to Sun Country Annual Cargo Revenue ($mm) $0.0 $36.8 $91.4 2019 2020 2021 Fully ramped to 12 aircraft Only partnership between Amazon and a scheduled passenger service carrier with stable, high margin revenue and cash flow Overview

0 100 200 300 400 500 600 Scheduled service Cargo Charter Total system Daily block hours …Allows Us to Smooth Schedule Volatility 11 Steady cargo and countercyclical charter businesses offset variability of scheduled service Daily Block Hour Variance by Business Relative standard deviation (std dev as percent of average) of 2021 daily block hours Peak demand scheduling strategy maximizes unit revenue, while cargo and charter smooth overall schedule volatility. Result is resilient TRASM - maximizing business resistant to competition 44% 11% 51% 25%

Model Generates High TRASM, Competitive CASM 12 TRASM Stage Length Adjusted (1) 9.12 8.32 7.38 6.94 SNCY ALGT SAVE ULCC Spread between passenger unit revenue and unit cost among the best in the industry. Results exclude cargo flying which further improves earnings Source – public filing 1 – Stage length adjusted to SNCY stage length of 1,183 See appendix for Adjusted CASM reconciliation SNCY – Sun Country, ALGT – Allegiant, SAVE – Spirit, ULCC – Frontier Sun Country TRASM excludes cargo revenue 5.62 6.27 6.35 6.44 ALGT SAVE ULCC SNCY Adj CASM Stage Length Adjusted (1) TRASM – Adj CASM 2.70 2.68 1.11 0.59 ALGT SNCY SAVE ULCC Full year 2021 – numbers in cents Expect 2022 < 6.31

Continued Reduction in CASM as Sun Country Grows 13 CASM expected to improve as recovery and growth continue 7.80 7.05 6.31 7.57 6.44 9.8 9.7 9.6 5.1 6.8 2017 2018 2019 2020 2021 2022E 2023E Adjusted CASM - cents Total Utilization - hours Expect to be lower than 2019 1 Expect to be lower than 6 cents 1 Adjusted CASM vs Historical Utilization During COVID See appendix for Adjusted CASM reconciliation 1 - There can be no assurance that projections or estimates of future performance will be realized Utilization in 2022 and beyond continues improvement from pandemic - era lows • Capex - free growth • High margin flying

• First airline to ratify new pilot contract post - COVID, providing predictable costs • Improves retention • Ability to attract new hire pilots in competitive market • Adds flexibility and unlocks potential future cargo growth • Improves pilot quality of life Ratified Pilot Contract Unlocks Growth 14 Negotiated in less than 4 months – Cooperation between pilots and management 1 - Adj cost per block hour = GAAP total operating expense – fuel expense – special items, net / total block hours 2 - There can be no assurance that projections or estimates of future performance will be realized Key Provisions • Top of scale wages above ULCC average, on par with current legacy rates by 2025 • Retirement benefits competitive with ULCC peers • Pilots able to start trips from home locations, increasing attractiveness to commuters • Ability to assign reserve pilots to bases outside of MSP – key to cargo growth • Preferential bid system increases pilot efficiency in 2023 and beyond, mitigating future costs Key Benefits Higher pilot cost starting in 2022 mitigated by solid cost control in other parts of the business Pilot cost per block hour 2 34% Strong cost control elsewhere offsets increase Total Adj op cost per block hour 1,2 2% 2021 to 2022 2021 to 2022

Decline in Key Cost Categories Over Time 15 Declining Aircraft Costs $266 $246 $246 $194 2018 2019 2020 2021 Distribution Costs per Passenger (2) $9.78 $8.68 $8.01 $7.69 2018 2019 2020 2021 USD in 000s Strong focus on overall cost reduction throughout the business 1 – Passenger aircraft only, includes rent, debt service and reserve payments 2 – Includes call center, GDS fees, OTA fees, and credit card fees Mix Indirect Direct 59% 52% 74% 74% 41% 48% 26% 26% Total expense per AC (1) per month

Positioned for Growth

63 96 9 26 2022E 2023E 2024E 2025E MSP Non-MSP Sun Country expects to continue to grow at reasonable rates based on “playbook” that has demonstrated successes Scheduled Service Growth Builds On Capabilities Non - MSP • Super - scraper : high seasonal peaks in large markets (DFW - CUN, LAX - HNL) • Upper Midwest : brand extends well, similar seasonalities to MSP • Strong profitability : 2021 margins outperformed MSP • Added 17 new Non - MSP markets in 2021 MSP • Existing markets: ability to continue growth based on share gains in the market (5 core mkts) • Significant growth: still have over 80 unserved markets with more than 30 daily pax from MSP • New market success: grown nonstop markets by over 40% vs. ‘19, nearly all met performance threshold • Added 17 new MSP markets in 2021 Sun Country's Scheduled Service Growth Plan 1 Average Daily Roundtrips (MSP and non - MSP) 17 1 - There can be no assurance that projections or estimates of future performance will be realized

18 Cumulative Change in MSP Passenger Share Since 2017 (1) 0% 1% 4% 6% 2% 3% 1% 3% (2%) (4%) (5%) (9%) (12%) (9%) (6%) (3%) 0% 3% 6% 9% 2017 2018 2019 2020 2021 SNCY DAL Others Sun Country is the second largest carrier in MSP and continues to strengthen its position Current Share 58% 23% 18% Source: Diio Mi, DOT O&D. 1 - Based on year - end Q3 passengers per day. SNCY – Sun Country, DAL - Delta Sun Country Has Been Growing its Share at MSP Second largest carrier at MSP with significant room to continue taking share from smaller players in the market

Charter Flying Growth 19 Charter flying under contract has grown by 150% since 2019. Return of ad hoc business will drive growth in 2022 and 2023 2019 2022E Growth Plan 78% 150% 150% 100% 2019 charter block hours = 19,852 % of 2019 total block hours Return of ad hoc flying to 2019 levels + fleet growth Charter Flying 1 Ad hoc charter flying Charter flying under contract 1 - There can be no assurance that projections or estimates of future performance will be realized

Sustainable Charter Growth Over Time 20 29% 19% 13% 10% 29% 2014 Domestic Narrowbody Charter Block Hours 29% 23% 23% 24% 2021 Domestic Narrowbody Charter Block Hours (1) Source: Diio Mi, DOT T - 100. 1 - Based on year - end October 2021 passenger block hours 2 - Includes airlines that provide less than 10% Other(2) Other(2) More than doubled share of charter market in recent years

21 $150 $174 $206 $291 $341 $392 $450 $512 2017 2018 2019 2020 2021 2022 2023 2024 U.S. Amazon E - Commerce Revenue (1) $bn Market Share 34% Source: BofA Global Research, “Global eCommerce Outlook” 10/13/2021 1 \ Includes 3 rd party sales, excludes Whole Foods Market New pilot contract contains provisions which facilitate additional cargo growth for Sun Country Amazon Shipping Requirements to Continue to Grow YoY Change 22% 16% 14% 15% 15% 17% 41% 18% 34% 36% 38% 41% 41% 41% 41% $22 $28 $38 $61 $77 2017 2018 2019 2020 2021 Historic Amazon Delivery Expenditures YoY Change 34% 28% 37% 61% 26%

36 50 62 48 62 74 25 35 45 55 65 75 85 Dec-19 Dec-20 Dec-21 Dec-22 Dec-23 Dec-24 Dec-25 Passenger Passenger + Cargo Responsible Fleet Growth 22 Aircraft in Service Strategy in Place to Support Fleet Growth With no aircraft order book and extensive experience purchasing mid - life aircraft, Sun Country can opportunistically acquire aircraft at best prices • Restructured fleet with a focus on ownership of Boeing 737 - 800s with low capital commitments • The 737 - 800 is the LCC stalwart for airlines such as Southwest and Ryanair • Sun Country maintains no order book and acquires aircraft based on demand needs • COVID and re - start of 737 Max deliveries has created unique opportunities to acquire mid - life aircraft at favorable prices (# of aircraft) 50 passenger aircraft target by YE 2023 • 8 expected in 2022 - Signed/identified 7 to date • 6 expected in 2023 • ~5 to 7 expected aircraft per year thereafter 1 No order book is an advantage vs. our competitors that are locked into expensive pre - COVID aircraft prices 1 - There can be no assurance that projections or estimates of future performance will be realized

737 - 800 an Outstanding Platform For Used Aircraft 23 0 50 100 150 200 250 300 350 400 450 500 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Boeing 737 - 800 Production Sizeable market of 8 - 12 - year - old aircraft Source: Boeing 2021 data, excludes retired aircraft Year of Manufacture 1,693 aircraft Significant supply of 737 - 800s means that aircraft acquisition is not a growth constraint

Financials

Industry Leading Profitability During 2021 Recovery … 25 Multi - segment business strategy offsets some of leisure demand weakness Source: Company filings See appendix for Adjusted EBITDAR margin reconciliation 2021 Adjusted EBITDAR Margin 19.8% 18.4% 7.6% 5.8% 3.4% 1.2% (0.4%) (4.5%) (6.3%) (6.9%)

… And A Profitable Carrier During Depths of COVID 26 Source: Company filings using results adjusted to remove identified one - time items See appendix for Adjusted EBITDAR margin reconciliation 2020 Adjusted EBITDAR Margin 9.7% 4.5% (5.6%) (18.6%) (27.8%) (34.3%) (39.4%) (40.6%) (44.3%) (46.6%) Sun Country was the leading airline and one of only two profitable airlines in 2020; Amazon was not fully ramped up until Nov ‘20

10% 22% 54% 48% 2019 2020 2021 2021 liquidity vs 2019 revenue Balance Sheet Positions Sun Country for Growth 27 • $334m of liquidity at year end 2021 provides ample capital to support growth • Manageable CAPEX requirements given mid - life passenger fleet; cargo segment asset - lite • Sole positive free cash flow U.S. airline in 2021 Liquidity (1) / TTM Revenue $40 ($71) $58 2019 2020 2021 Free Cash Flow (2) Millions - USD 1 – Liquidity is cash balance + undrawn portion of revolver 2 – Free cash flow defined as cash flow from operations less maintenance capex (non aircraft CAPEX). 2020 and 2021 excludes cas h receipts from CAREs Act grants See appendix for Free Cash Flow reconciliation

Low Debt Levels Provide Flexibility and Reduces Risk 28 Source – public filings 1 – See appendix for Sun Country Adjusted EBITDAR reconciliation • Net Debt to Adjusted EBITDAR among best in industry • No non - aircraft debt • Reduced debt levels during COVID 1.9x 2.2x 12.4x 33.1x 2021 Net Debt to Adjusted EBITDAR

Guidance Guidance for First Quarter 2022 Q1 2022 H/(L) VS Q1 2019 Total revenue - millions $215 to $225 9% to 14% Economic fuel cost per gallon $2.79 24% Adjusted operating income margin 8% to 12% (15.5)pp to (11.5)pp Effective tax rate 23% Total system ASMs - millions 1,900 to 2,000 5% to 10% 29

Appendix

Description of Special Items Special Items, Net – in millions USD FY 2018 FY 2019 FY 2020 FY 2021 CARES Act grant recognition $0.0 $0.0 ($62.3) ($71.6) CARES Act employee retention credit - - (2.3) (0.8) Contractual obligations for retired technology - 7.6 - - Sale of airport slot rights - (1.2) - - Sun Country Rewards program modifications (8.5) - - - Early - out payments and other outsourcing expenses 2.0 - - - Aircraft purchases impacts - - - 7.0 Other - 0.7 - - Total Special Items, net ($6.4) $7.1 ($64.6) ($65.5) Numbers may not add due to rounding 31

Non-GAAP Reconciliation - Adj EBITDAR

Adjusted Earnings Before Interest, Taxes, Depreciation & Amortization and Aircraft Rent ("EBITDAR") is included as a supplemental disclosure because we believe it is a useful indicator of our operating performance. Adjusted EBITDAR is a well recognized performance measurement in the airline industry that is frequently used by our management, as well as by investors, securities analysts and other interested parties in comparing the operating performance of companies in our industry.

Adjusted EBITDAR Reconciliation – in millions USD				
	FY 2018	FY 2019	FY 2020	FY 2021
Net income (loss)	$25.5	$46.1	($3.9)	$77.5
Provision for income taxes	0.2	14.1	(0.8)	18.0
Interest expense	6.4	17.2	22.1	26.3
Interest income	(0.4)	(0.9)	(0.4)	(0.1)
Special items, net [1]	(6.4)	7.1	(64.6)	(65.5)
Tax receivable agreement expense [3]	-	-	-	0.3
Tax receivable agreement adjustment [4]	-	-	-	(16.4)
Stock compensation expense	0.4	1.9	2.1	5.6
Loss (gain) on asset transactions, net	(0.8)	0.7	0.4	-
Other adjustments [2]	-	0.2	4.9	4.8
Depreciation and amortization	16.9	34.9	48.1	55.0
Aircraft rent	65.2	49.9	31.0	17.7
Adjusted EBITDAR	**107.0**	**171.1**	**38.9**	**123.1**
Adjusted EBITDAR margin	18.4%	24.4%	9.7%	19.8%
Adjusted EBITDA	41.8	121.2	7.9	105.4
Adjusted EBITDA margin	7.2%	17.3%	2.0%	16.9%
Total revenue	$582.4	$701.4	$401.5	$623.0

1. *See Description of Special Items table in this Appendix.*
2. *Other adjustments for FY 2020 include expenses related to a voluntary employee leave program in response to the COVID-19 pandemic, a portion of which is offset by the CARES Act Payroll Support Program as the benefit of this program is also adjusted as a component of special items. Other adjustments for FY 2019 include expenses incurred in terminating work on a planned new crew base. Other adjustment for represents expenses for secondary stock offering by Apollo and other stockholders and pilot CBA vacation adjustment*
3. *This represents the one-time costs to establish the Tax Receivable Agreement ("TRA") with our pre-IPO stockholders*
4. *This represents the adjustment to the TRA for the period, which is recorded in Non-operating (Income) / Expense*

Numbers may not add due to rounding

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Non-GAAP Reconciliation - Adj Operating Income

Adjusted Operating Income is included as a supplemental disclosure because we believe it is a useful indicator of our operating performance. Adjusted Operating Income is a well recognized performance measurement in the airline industry that is frequently used by our management, as well as by investors, securities analysts and other interested parties in comparing the operating performance of companies in our industry.

Adjusted Operating Income Reconciliation – in millions USD			
	FY 2019	FY 2020	FY 2021
Operating Income	$78.1	$17.4	$107.0
Special items, net[1]	-	(64.6)	(65.5)
Stock compensation expense	1.9	2.1	5.6
Employee relocation and costs to exit Sun Country's prior headquarters building and base closures	0.7	-	-
Contractual obligations for retired technology	7.6	-	-
Sale of airport slot rights	(1.2)	-	-
Tax receivable agreement expense [2]			0.3
Voluntary leave expense [3]		4.9	-
Other adjustments	0.2	-	3.0
Adjusted operating income	**87.3**	**(40.2)**	**50.5**
Total revenue	$701.4	$401.5	$623.0
Adjusted operating income margin	12.5%	(10.0%)	8.1%

1. See Description of Special Items table in this Appendix
2. This represents the one-time costs to establish the Tax Receivable Agreement ("TRA") with our pre-IPO stockholders
3. This includes expenses related to a voluntary employee leave program in response to the COVID-19 pandemic, a portion of which is offset by the CARES Act Payroll Support Program as the benefit of this program is also adjusted as a component of special items

Numbers may not add due to rounding

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Non - GAAP Reconciliation – Adj Net Income Adjusted Net Income is included as a supplemental disclosure because we believe it is a useful indicator of our operating per for mance. Adjusted Net Income is a well recognized performance measurement in the airline industry that is frequently used by our management, as well as by investors , s ecurities analysts and other interested parties in comparing the operating performance of companies in our industry. Adjusted Net Income Reconciliation – in millions USD FY 2018 FY 2019 FY 2020 FY 2021 Net income (loss) $25.5 $46.1 ($3.9) $77.5 Special items, net (1) (6.4) 7.1 (64.6) (65.5) Stock compensation expense 0.4 1.9 2.1 5.6 Loss (gain) on asset transactions, net (0.8) 0.7 0.4 - Early pay - off of US Treasury loan - - - 0.8 Loss on refinancing credit facility - - - 0.4 Tax receivable agreement expense (2) 0.3 Tax receivable agreement adjustment (3) (16.4) Voluntary leave expense (4) 4.9 - Other adjustments - 0.2 - 4.8 Income tax effect of adjusting items, net 1.6 (2.3) 13.1 12.3 Adjusted net income (loss) $20.3 $53.7 ($47.9) $19.8 1. See Description of Special Items table in this Appendix 2. This represents the one - time costs to establish the Tax Receivable Agreement (“TRA”) with our pre - IPO stockholders 3. This represents the adjustment to the TRA for the period, which is recorded in Non - operating (Income) / Expense 4. This includes expenses related to a voluntary employee leave program in response to the COVID - 19 pandemic, a portion of which is offset by the CARES Act Payroll Support Program as the benefit of this program is also adjusted as a component of special items Numbers may not add due to rounding 34

Non-GAAP Reconciliation - Adj CASM

Adjusted CASM, which is a non-GAAP financial measure, is also a key airline cost metric and excludes fuel costs, costs related to our freighter operations (starting in 2020 when we launched our freighter operation), certain commissions and other costs of selling our vacations product from this measure as these costs are unrelated to our airline operations and improve comparability to our peers. Adjusted CASM is one of the most important measures used by management and by our board of directors in assessing quarterly and annual cost performance. Adjusted CASM is also a measure commonly used by industry analysts and we believe it is an important metric by which they compare our airline to others in the industry, although other airlines may exclude certain other costs in their calculation of Adjusted CASM.

Adjusted CASM Reconciliation – in millions USD, except for ASMs and Adjusted CASM					
	FY 2017	FY 2018	FY 2019	FY 2020	FY 2021
Operating expense – as reported	$530.0	$549.0	$623.3	$384.1	$516.0
Aircraft fuel	(118.4)	(165.3)	(165.7)	(83.4)	(129.1)
Cargo expenses, not already adjusted	-	-	-	(31.4)	(67.2)
Sun Country Vacations	(2.1)	(4.5)	(2.4)	(0.6)	(0.8)
Special items, net [1]	-	6.4	(7.1)	64.6	65.5
Stock compensation expense	-	(0.4)	(1.9)	(2.1)	(5.6)
Tax receivable agreement expense [2]	-	-	-	-	(0.3)
Voluntary leave expense [3]	-	-	-	(4.9)	-
Other adjustments	-	-	(0.2)	-	(3.0)
Adjusted operating expense	$409.5	$385.2	$445.9	$326.3	$375.4
Available seat miles (ASMs) – millions	5,250.5	5,463.2	7,064.6	4,311.1	5,826.8
Adjusted CASM - cents	**7.80**	**7.05**	**6.31**	**7.57**	**6.44**

1. See Description of Special Items table in this Appendix
2. This represents the one-time costs to establish the Tax Receivable Agreement ("TRA") with our pre-IPO stockholders
3. This includes expenses related to a voluntary employee leave program in response to the COVID-19 pandemic, a portion of which is offset by the CARES Act Payroll Support Program as the benefit of this program is also adjusted as a component of special items

Numbers may not add due to rounding

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Non - GAAP Reconciliation – Free Cash Flow Free Cash Flow is included as a supplemental disclosure because we believe it is a useful indicator of our financial performa nce . Free Cash Flow is a well recognized performance measurement in the airline industry that is frequently used by our management, as well as by investors, securitie s a nalysts and other interested parties in comparing the financial performance of companies in our industry. 36 Free Cash Flow – in millions USD FY 2019 FY 2020 FY 2021 Cash from operations $63.3 $0.4 $153.6 Less maintenance CAPEX (non - aircraft CAPEX) 23.3 9.0 24.5 Less cash receipts from CARES Act grants - 62.3 71.6 Free Cash Flow $40.0 ($71.0) 57.5